F. ANN RODRIGUEZ, RECORDER
RECORDED BY: MAS
DEPUTY RECORDER
5432 PE2
W
UNITED MINES INC
11924 N CENTAURUS PL
ORO VALLEY AZ 8573

DOCKET: 12870
PAGE: 263
NO. OF PAGES: 2
SEQUENCE: 20061590065
08/17/2006
QCDEED 10:51

MAIL
AMOUNT PAID $ 10.00

OFFICIAL RECORDS OF PINAL COUNTY RECORDER LAURA DEAN-LYTLE

Return To Address
Listed Below

DATE/TIME: 08/04/06 1329
FEE: $13.00
PAGES: 2
FEE NUMBER: 2006-110486

A-6 QUIT CLAIM DEED

THIS QUIT CLAIM DEED, Executed this 22 day of June 2006 by the first party,

Grantor; Whose post office address is	Mr. Glynn G. Burkhardt. 9100 E. Indian Hills Rd. Tucson Arizona, 85749
to second party, Grantee; Whose post office address is	K UNITED MINES INC. 11,924 N. Centaurus Pl. Oro Valley, Arizona, USA 85737

WITNESSETH, That the said first part, for the sum of TEN DOLLARS, and other valuable consideration, paid by the said second party, the receipt whereof is hereby acknowledged, does hereby remise, release and quitclaim unto said second party forever, all the right, title, interest and claim which the said first party has in and to the following described parcel of land, and improvements and appurtenances thereto in the County of Pima, State of Arizona to wit:

See "EXHIBIT A" attached

IN WITNESS WHEREOF, The said first party has signed and sealed these present the day and year first above written. Signed, sealed and delivered in presence of:

RECEIVED
B.L.M. AZ STATE OFFICE
2006 JUN 23 P 1:41
PHOENIX, ARIZONA

[signature], First Part

State of Arizona County of Pima
on June 22, 2006 before me, Norma Cerrillo
appeared Glynn Burkhardt proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same, and that by his signature on the instrument the person executed the instrument.

WITNESS my hand and official seal:

Norma Cerrillo
Signature of Notary

Exhibit A to Quit Claim Deed

Claims Listing

All Claims located within Gila Salt River Base & Meridian

PIMA COUNTY, Arizona

AMC NO.	CLAIM NAME	COUNTY BOOK/PAGE	LOCATION DATE	COUNTY REC. DATE	BLM REC. DATE	OWNER	SEC/T/R
184838	LC-58					GLYNN G. BURKHARDT	20S10E SEC 25
184839	LC-59					GLYNN G. BURKHARDT	20S10E SEC 25
364073	SH1					GLYNN G. BURKHARDT	20S10E SEC 17
364074	SH2					GLYNN G. BURKHARDT	20S10E SEC 17
341642	GPA 1					GLYNN G. BURKHARDT	22S10E SEC 22/27
355494	GPA 2					GLYNN G. BURKHARDT	20S10E SEC 22
357558	O-1					GLYNN G. BURKHARDT	22S10E SEC 26
357559	O-2					GLYNN G. BURKHARDT	22S10E SEC 27

F. ANN RODRIGUEZ, RECORDER
RECORDED BY: MAS
DEPUTY RECORDER
5432 PE2
W
UNITED MINES INC
11924 N CENTAURUS PL
ORO VALLEY AZ 85737

THE SEAL OF PIMA COUNTY ARIZONA

DOCKET: 12870
PAGE: 269
NO. OF PAGES: 2
SEQUENCE: 20061590068
08/17/2006
QCDEED 10:51

MAIL
AMOUNT PAID $ 10.00

FEE NUMBER: 2006-110485

A-6 QUIT CLAIM DEED

THIS QUIT CLAIM DEED, Executed this 22 day of June 2006 by the first party,

Grantor; Whose post office address is	Mr. Glynn A. Burkhardt. 6430 Arivaca Rd. Amado, Arizona, 85645
to second party, Grantee; Whose post office address is	UNITED MINES INC. 11,924 N. Centaurus Pl. Oro Valley, Arizona, USA 85737

WITNESSETH, That the said first part, for the sum of TEN Dollars, and other valuable consideration, paid by the said second party, the receipt whereof is hereby acknowledged, does hereby remise, release and quitclaim unto said second party forever, all the right, title, interest and claim which the said first party has in and to the following described parcel of land, and improvements and appurtenances thereto in the County of Pima, State of Arizona to wit:

See "EXHIBIT A" attached

IN WITNESS WHEREOF, The said first party has signed and sealed these present the day and year first above written. Signed, sealed and delivered in presence of:

[signature] First Part

State of Arizona County of Pima
on June 22, 2006 before me, Norma Cerrillo
appeared Glynn A. Burkhardt proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same, and that by his signature on the instrument the person executed the instrument.

RECEIVED
B.L.M. AZ STATE OFFICE
2006 JUN 23 PM 1:17
PHOENIX, ARIZONA

WITNESS my hand and official seal:

[signature: Norma Cerrillo]
Signature of Notary

Affiant ______ Known ______ ✓ Produced ID

Type of ID AZ Driver License

NORMA CERRILLO
Notary Public - Arizona
Pima County
My Commission Expires
... 1, 2006

JMC
$80-

Exhibit A to Quit Claim Deed

Claims Listing

All Claims located within Gila Salt River Base & Meridian

PIMA COUNTY, Arizona

AMC NO.	CLAIM NAME	COUNTY BOOK/PAGE	LOCATION DATE	COUNTY REC. DATE	BLM REC. DATE	OWNER	SEC/T/R
351598	Waterman #1					GLYNN A. BURKHARDT	T20S R10E SEC 22
352016	C-7					GLYNN A. BURKHARDT	T20S R10E SEC 25
352017	C-8					GLYNN A. BURKHARDT	T20SR10E SEC 25
352018	C-9					GLYNN A. BURKHARDT	T20SR10E SEC 25
351876	C-5					GLYNN A. BURKHARDT	T20SR10E SEC 36
351877	C-6					GLYNN A. BURKHARDT	T20SR10E SEC 36
351874	C-3					GLYNN A. BURKHARDT	T20SR10E SEC 25
351875	C-4					GLYNN A. BURKHARDT	T20SR10E SEC 25

RECEIVED
B.L.M. AZ STATE OFFICE
2006 JUN 23 P 1:17
PHOENIX, ARIZONA

12870 00270

2006-13436
Page 1 of 2
Requested By: UNITED MINES INC.
SUZANNE SAINZ
SANTA CRUZ COUNTY RECORDER
08-17-2006 12:05 PM Recording Fee $14.00

QUITCLAIM DEED

THIS QUITCLAIM DEED, Executed this 10th day of JAN 2006 by the first party,

Grantor; Whose post office address is	Mr. Glenn E. Martin. 11,924 N. Centaurus Pl. Oro Valley, Arizona, USA 85737
to second party, Grantee; Whose post office address is	UNITED MINES INC. 11,924 N. Centaurus Pl. Oro Valley, Arizona, USA 85737

WITNESSETH, That the said first part, for the sum of ten dollars and other valuable consideration, paid by the said second party, the receipt whereof is hereby acknowledged, does hereby remise, release and quitclaim unto said second party forever, all the right, title, interest and claim which the said first party has in and to the following described parcel of land, and improvements and appurtenances thereto in the County of SANTA CRUZ, State of Arizona to wit:

See "EXHIBIT A" attached

IN WITNESS WHEREOF, The said first party has signed and sealed these present the day and year first above written. Signed, sealed and delivered in presence of:

Glenn E Martin, First Part

State of Arizona County of Pima
on 1/10, 2006 before me,
appeared Glenn E. Martin proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same, and that by his signature on the instrument the person executed the instrument.

AMY C. DICOCHEA
Notary Public – Arizona
Pima County
Expires 07/31/07

WITNESS my hand and official seal:

Amy C Dicochea
Signature of Notary

Affiant ____ Known ✓ Produced ID

Type of ID Drivers License

RECEIVED
B.L.M. AZ STATE OFFICE
2006 APR -6 P 12: 00
PHOENIX, ARIZONA

2006-13437
Page 1 of 2
Requested By: UNITED MINES INC.
SUZANNE SAINZ
SANTA CRUZ COUNTY RECORDER
08-17-2006 12:05 PM Recording Fee $14.00

RECEIVED
B.L.M. AZ STATE OFFICE
2006 MAR 28 PM 1:33
PHOENIX, AZ

QUIT CLAIM DEED

THIS QUIT CLAIM DEED, Executed this 10th day of JAN 2006 by the first party,

Grantor, Whose post office address is	Mrs. Nicole Breen. 11,924 N. Centaurus Pl. Oro Valley, Arizona, USA 85737
to second party, Grantee, Whose post office address is	UNITED MINES INC. 11,924 N. Centaurus Pl. Oro Valley, Arizona, USA 85737

WITNESSETH, That the said first part, for the sum of ten dollars, and other valuable consideration, paid by the said second party, the receipt whereof is hereby acknowledged, does hereby remise, release and quitclaim unto said second party forever, all the right, title, interest and claim which the said first party has in and to the following described parcel of land, and improvements and appurtenances thereto in the County of SANTA CRUZ, State of Arizona to wit:

See "EXHIBIT A" attached

IN WITNESS WHEREOF, The said first party has signed and sealed these present the day and year first above written. Signed, sealed and delivered in presence of:

Nicole Breen, First Part

State of Arizona County of Pima
on 1/10/, 2006 before me, ______
appeared Nicole Breen, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same, and that by his signature on the instrument the person executed the instrument.

WITNESS my hand and official seal:

AMY C. DICOCHEA
Notary Public – Arizona
Pima County
Expires 07/31/07

Amy C Dicochea
Signature of Notary

Affiant ✓ Known ______ Produced ID

Type of ID known

14/SC

Exhibit A to Quit Claim Deed

Claims Listing

All Claims located within Gila Salt River Base and Meridian

Santa Cruz, COUNTY, Arizona PAGE 1 OF 1

AMC NO.	CLAIM NAME	COUNTY Instrument No BOOK/PAGE	LOCATION DATE	COUNTY REC. DATE	BLM REC. DATE	OWNER	SEC/T/R
	A 32	2006 - 00107	01 01 2006	01 04 2006		Nicole Breen	22 22S 10E
	A 33	2006 - 00108	01 01 2006	01 04 2006		Nicole Breen	22 22S 10E
	TA 4	2006 - 00111	01 01 2006	01 04 2006		Nicole Breen	18 23S 11E
	A 31	2006 - 00112	01 01 2006	01 04 2006		Nicole Breen	27 22S 10E
	A 42	2006 – 00114	01 01 2006	01 04 2006		Nicole Breen	27 22S 10E
	A 41	2006 – 00115	01 01 2006	01 04 2006		Nicole Breen	27 22S 10E
	SG 2	2006 – 00117	01 01 2006	01 04 2006		Nicole Breen	18 23S 11E
	TA 23	2006 – 00118	01 01 2006	01 04 2006		Nicole Breen	19 23S 11E
	SG 3	2006 – 00119	01 01 2006	01 04 2006		Nicole Breen	18 23S 11E
	TA 20	2006 – 00121	01 01 2006	01 04 2006		Nicole Breen	19 23S 11E
	TA 24	2006 – 00126	01 01 2006	01 04 2006		Nicole Breen	19 23S 11E
	SG 1	2006 – 00127	01 01 2006	01 04 2006		Nicole Breen	18 23S 11E
	SG 4	2006 - 00128	01 01 2006	01 04 2006		Nicole Breen	18 23S 11E
	TA 6	2006 – 00129	01 01 2006	01 04 2006		Nicole Breen	19 23S 11E

2006-13438
Page 1 of 3
Requested By: UNITED MINES INC.
SUZANNE SAINZ
SANTA CRUZ COUNTY RECORDER
08-17-2006 12:05 PM Recording Fee $14.00

QUITCLAIM DEED

THIS QUITCLAIM DEED, Executed this 10th day of JAN 2006 by the first party,

Grantor; Whose post office address is	Mr. Glenn E. Martin. 11,924 N. Centaurus Pl. Oro Valley, Arizona, USA 85737
to second party, Grantee; Whose post office address is	UNITED MINES INC. 11,924 N. Centaurus Pl. Oro Valley, Arizona, USA 85737

B.L.M. AZ STATE OFFICE RECEIVED
2006 MAR 28
PHOENIX, ARIZONA

WITNESSETH, That the said first part, for the sum of ten dollars and other valuable consideration, paid by the said second party, the receipt whereof is hereby acknowledged, does hereby remise, release and quitclaim unto said second party forever, all the right, title, interest and claim which the said first party has in and to the following described parcel of land, and improvements and appurtenances thereto in the County of SANTA CRUZ, State of Arizona to wit:

See "EXHIBIT A" attached

IN WITNESS WHEREOF, The said first party has signed and sealed these present the day and year first above written. Signed, sealed and delivered in presence of:

Glenn E Martin, First Part

State of Arizona County of Pima
on 1/10/, 2006 before me,
appeared Glenn E. Martin, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same, and that by his signature on the instrument the person executed the instrument.

WITNESS my hand and official seal:

Amy C Dicochea
Signature of Notary

AMY C. DICOCHEA
Notary Public – Arizona
Pima County
Expires 07/31/07

Affiant ____ Known ✓ Produced ID

Type of ID Drivers License

6/SC

Exhibit A to Quit Claim Deed

Claims Listing

All Claims located within Gila Salt River base & Meridian

Santa Cruz, COUNTY, Arizona

PAGE 1 OF 1

AMC NO.	CLAIM NAME	COUNTY Instrument No BOOK/PAGE	LOCATION DATE	COUNTY REC. DATE	BLM REC. DATE	OWNER	SEC/T/R
368895	A 8	2005 – 13513	10 03 2005	10 11 2005	12 29 2005	Glenn E. Martin	16/21 22S 10E
368896	A 10	2005 – 13514	10 03 2005	10 11 2005	12 29 2005	Glenn E. Martin	21 22S 10E
368897	A 11	2005 – 13515	10 03 2005	10 11 2005	12 29 2005	Glenn E. Martin	21 22S 10E
368898	A 12	2005 – 13516	10 03 2005	10 11 2005	12 29 2005	Glenn E. Martin	21 22S 10E
368899	A 13	2005 – 13517	10 03 2005	10 11 2005	12 29 2005	Glenn E. Martin	21 22S 10E
368900	A 15	2005 – 13519	10 03 2005	10 11 2005	12 29 2005	Glenn E. Martin	22 22S 10E
	A 24	2006 – 00109	01 01 2006	01 04 2006		Glenn E. Martin	22 22S 10E
	A 14	2006 – 00110	01 01 2006	01 04 2006		Glenn E. Martin	21 22S 10E
	A 30	2006 – 00113	01 01 2006	01 04 2006		Glenn E. Martin	27 22S 10E
	A 25	2006 – 00116	01 01 2006	01 04 2006		Glenn E. Martin	22 22S 10E

RECEIVED
B.L.M. AZ STATE OFFICE
2006 MAR 28 P 3:36
PHOENIX, ARIZONA

QUIT CLAIM DEED

THIS QUIT CLAIM DEED, Executed this 28th day of March 2006 by the first party,

Grantor; Mr. Roger Seabre.
Whose post office address is P.O. Box 4966,
Huachuca City, Arizona 85616.

to second party, Grantee; UNITED MINES INC.
Whose post office address is 11,924 N. Centaurus Pl.
Oro Valley, Arizona USA 85737

WITNESSETH, That the said first part, for the sum of ten dollars, and other valuable consideration, paid by the said second party, the receipt whereof is hereby acknowledged, does hereby remise, release and quitclaim unto said second party forever, all the right, title, interest and claim which the said first party has in and to the following described parcel of land, and improvements and appurtenances thereto in the County of Pima, State of Arizona to wit:

See "EXHIBIT A" attached

IN WITNESS WHEREOF, The said first party has signed and sealed these present the day and year first above written. Signed, sealed and delivered in presence of:

Roger Seabre, First Part

State of Arizona County of Pima

on 3/28, 2006 before me,
appeared Roger Seabre, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same, and that by his signature on the instrument the person executed the instrument.

WITNESS my hand and official seal:

Amy C Dicochea

Signature of Notary

AMY C. DICOCHEA
Notary Public – **Arizona**
Pima County
Expires 07/31/07

Affiant ______ Known ______ ✓ Produced ID

Type of ID Drivers License

F. ANN RODRIGUEZ, RECORDER
RECORDED BY: MAS
DEPUTY RECORDER
5432 PE2
W
UNITED MINES INC
11924 N CENTAURUS PL
ORO VALLEY AZ 85737

THE SEAL OF PIMA COUNTY ARIZONA

DOCKET: 12870
PAGE: 271
NO. OF PAGES: 2
SEQUENCE: 20061590069
08/17/2006
QCDEED 10:51

MAIL
AMOUNT PAID $ 10.00

FEE NUMBER: 2006-110487

A-6 QUIT CLAIM DEED

THIS QUIT CLAIM DEED, Executed this 22 day of June 2006 by the first party,

Grantor; Whose post office address is	Ms. Lois Goodwin P.O. Box 444. Amado, Arizona, 85645
to second party, Grantee; Whose post office address is	UNITED MINES INC. 11,924 N. Centaurus Pl. Oro Valley, Arizona, USA 85737

WITNESSETH, That the said first part, for the sum of Ten Dollars, and other valuable consideration, paid by the said second party, the receipt whereof is hereby acknowledged, does hereby remise, release and quitclaim unto said second party forever, all the right, title, interest and claim which the said first party has in and to the following described parcel of land, and improvements and appurtenances thereto in the County of Pima, State of Arizona to wit:

See "EXHIBIT A" attached

IN WITNESS WHEREOF, The said first party has signed and sealed these present the day and year first above written. Signed, sealed and delivered in presence of:

Lois Goodwin, First Part

RECEIVED B.L.M. AZ STATE OFFICE
2006 JUN 23 P 1:
PHOENIX, ARIZONA

State of Arizona County of Pima
on June 22, 2006 before me, Norma Cerrillo
appeared Lois Goodwin, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same, and that by his signature on the instrument the person executed the instrument.

WITNESS my hand and official seal:
Norma Cerrillo
Signature of Notary

NORMA CERRILLO
Notary Public - Arizona
Pima County
My Commission Expires
September 1, 2006

Affiant ____ Known ✓ Produced ID

Type of ID AZ Driver License

TMC
$10

Exhibit A to Quit Claim Deed

Claims Listing

All Claims located within Gila Salt River Base & Meridian

PIMA COUNTY, Arizona

AMC NO.	CLAIM NAME	COUNTY BOOK/PAGE	LOCATION DATE	COUNTY REC. DATE	BLM REC. DATE	OWNER	SEC/T/R
350842	C-1					Lois Goodwin	20S10E SEC 25
350843	C-2					Lois Goodwin	20S10E SEC 25
161026	L 4					Lois Goodwin	8S12E SEC 19
161027	L 5					Lois Goodwin	8S12E SEC 19
161041	L 19					Lois Goodwin	8S12E SEC19
161043	L 21					Lois Goodwin	8S12E SEC 19
248943	Green Copper #5					Lois Goodwin	9S12E SEC 15

RECEIVED
B.L.M. AZ STATE OFFICE
2006 JUN 23 P 1:17
PHOENIX, ARIZONA